UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2018

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT		06604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The Company held its annual meeting of shareholders (the “Annual Meeting”) on April 19, 2018.

(b) There were 347,438,912 shares of common stock entitled to vote at the Annual Meeting, of which 301,084,322 shares were present in person or by proxy. Shareholders voted on the following matters at the Annual Meeting:

1. Election of twelve directors. The results of the election of the twelve nominees for director are indicated below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John P. Barnes	245,962,222	3,869,163	547,287	50,705,650
Collin P. Baron	237,368,682	11,688,069	1,321,921	50,705,650
Kevin T. Bottomley	247,136,718	2,568,614	673,340	50,705,650
George P. Carter	242,158,163	7,659,713	560,796	50,705,650
Jane Chwick	247,981,699	1,771,994	624,979	50,705,650
William F. Cruger, Jr.	247,425,262	2,313,380	640,030	50,705,650
John K. Dwight	247,553,951	2,144,542	680,179	50,705,650
Jerry Franklin	242,702,507	6,977,023	699,142	50,705,650
Janet M. Hansen	244,119,773	5,758,847	500,052	50,705,650
Nancy McAllister	245,691,144	4,093,675	593,853	50,705,650
Mark W. Richards	246,492,597	3,203,458	682,617	50,705,650
Kirk W. Walters	243,325,295	6,453,006	600,371	50,705,650

2. Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement. Holders of a majority of the Company’s shares present in person or by proxy and entitled to vote at the Annual Meeting gave advisory approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement. A total of 237,006,096 votes were cast for the proposal; 10,491,736 votes were cast against the proposal; and 2,880,840 shares abstained from voting on the proposal. There were 50,705,650 broker non-votes with respect to the proposal.

3. Ratification of appointment of KPMG LLP as independent registered public accounting firm for 2018. A total of 294,264,404 votes were cast for the proposal; 6,142,551 votes were cast against the proposal; and 677,367 shares abstained from voting on the proposal. There were no broker non-votes with respect to the proposal.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc. (Registrant)

Date: April 20, 2018	By:	/s/ William J. Kelleher, III
(Signature)
Name: William J. Kelleher, III
Title: Assistant Secretary

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